Exhibit 32.1

                                  CERTIFICATION

      The undersigned, Michael Mak, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The accompanying Annual Report on Form 10-KSB for the period ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 15, 2005                  /s/  Michael Mak
                                       -----------------------------------------
                                       Michael Mak, Chief Executive Officer